MOBILEPRO CORP. AND SUBSIDIARIES
                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

In June 2004, Mobilepro Corp's. ("Mobilepro") subsidiary DFW Acquisition, Inc. ("DFW") entered into a Purchase Agreement with Shreve.Net, Inc. ("ShreveNet"). Under the purchase agreement, DFW, a wholly owned subsidiary of Mobilepro acquired 100% of the common stock of ShreveNet for $1,250,000. Upon the completion of the acquisition, ShreveNet became a wholly owned subsidiary of DFW and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of ShreveNets' operations included in Mobilepro's consolidated financial statements from the date of acquisition.

The  following  unaudited  pro  forma  condensed   consolidated   balance  sheet
represents the pro forma financial position of Mobilepro and DFW which includes ShreveNet at March 31, 2004 (May 31, 2004 for ShreveNet).

The unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2004 (December 31, 2003 for ShreveNet and the other DFW subsidiaries) reflect the combined results of Mobilepro and DFW as if the proposed combination of the two companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and ShreveNet is a calendar year end of December 31st, therefore for ShreveNet the annual December 31, 2003 numbers including the other DFW subsidiaries for presentation purposes are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

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

                        MOBILEPRO CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           MARCH 31, 2004/MAY 31, 2004


                                                 Mobilepro         DFW         Note   Adjustments      Pro Forma
                                               ------------    -----------     ----  -------------    ------------
                                                       ASSETS
CURRENT ASSETS:
   Cash.....................................   $  1,955,607        $   200                            $  1,955,807
   Accounts receivable, net.................        139,553         99,845                                 239,398
   Other current assets                              10,983         50,321                                  61,304
                                               ------------       --------                               ---------
     TOTAL CURRENT ASSETS...................      2,106,143        150,366                       0       2,256,509
FIXED ASSETS - at cost, net.................        136,498        140,472                                 276,970

Deposits....................................          2,837              0                                   2,837

Intangible assets, net......................      1,112,695              0               1,732,016       2,844,711

                                               $  3,358,173   $    290,838            $  1,732,016   $   5,381,027
                                               ============   ============           =============   =============


                                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
   Notes payable, current portion...........    $    63,633   $    227,528            $               $    291,161
   Deferred revenue.........................         58,202         74,344                                 132,546
   Equity line of credit....................      1,800,000              0                               1,800,000
   Accounts payable and accrued expenses            589,819         91,644      (a)         60,000         741,463
                                                -----------   ------------              ----------     -----------
     TOTAL CURRENT LIABILITIES..............      2,511,654        393,516                  60,000       2,965,170
                                                -----------   ------------              ----------     -----------


Notes payable, net of current portion.......        560,200        379,338                                 939,538

STOCKHOLDERS' EQUITY (DEFICIT):
   Preferred stock, $.001 par value;
     5,000,000, 0, and 5,000,000 shares authorized,
     35,425, 0, and 35,425 issued and outstanding        35             0                                       35
   Common stock, $.001, $1 and $.001 par value  -
     600,000,000, 1,000 and 600,000,000 shares
     authorized, 220,493,159, 100, and
     221,993,159 shares issued
     and outstanding........................        220,493          1,000      (a)            879         221,372
                                                                                (a)         (1,000)

Additional paid-in-capital..................     15,902,619        747,485      (a)        441,636      17,091,740
Accumulated deficit.........................    (15,836,828)    (1,230,501)     (a)      1,230,501    (15,836,828)
                                               ------------    -----------             -----------    ------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)........        286,319       (482,016)              1,672,016       1,476,319
                                               ------------    -----------             -----------     -----------
                                               $  3,358,173    $   290,838             $ 1,732,016     $ 5,381,027
                                               ============    ===========             ===========     ===========

                  See notes to pro forma financial statements.

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

                        MOBILEPRO CORP. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003


                                               Mobilepro          DFW          Note     Adjustments    Pro Forma
                                            ---------------    -----------     ----     -----------   ------------

Revenue.................................    $       311,355    $ 5,300,227             $              $  5,611,582
Costs of sales..........................            117,349      2,520,956                               2,638,305
                                            ----------------   -----------             -----------    ------------
Gross profit ...........................            194,006      2,779,271                       0       2,973,277

Operating expenses:
   Professional fees and compensation...          1,577,782              0                               1,577,782
   Rent and property costs..............            105,142              0                                 105,142
   Advertising and marketing............             36,995              0                                  36,995
   Research and development.............              1,620              0                                   1,620
   Travel and meals expenses............             48,020              0                                  48,020
   General and administrative expenses..            186,599      2,470,956                               2,657,555
   Depreciation and amortization........             21,000        218,946                                 239,946
                                            ---------------   ------------             -----------     -----------
     Total operating expenses...........          1,977,158      2,689,902                       0       4,667,060
                                            ---------------   ------------             -----------     -----------
Income (Loss) from operations...........         (1,783,152)        89,369                       0      (1,693,783)

Other income (expense)..................           (374,692)       (72,277)                               (446,969)
                                            ---------------   ------------             -----------     -----------
Income (Loss) before provision for
   income taxes.........................         (2,157,844)        17,092                       0      (2,140,752)

Provision for income taxes..............                  0              0      (b)              0               0
                                            ---------------   ------------             -----------     -----------
Net income (loss)........................   $    (2,157,844)  $     17,092             $         0     $(2,140,752)
                                            ===============   ============             ===========     ===========

Net loss per share - basic and diluted..    $         (.02)                                        $        (0.02)
                                            ===============                                        ===============

Weighted average shares outstanding.....        111,591,658                                            112,470,474
                                            ================                                       ===============


                                    See notes to pro forma financial statements.

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                        MOBILEPRO CORP. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at March 31, 2004 and the unaudited pro forma condensed consolidated statements for the year ended March 31, 2004 / December 31, 2003, to reflect the proposed combination of Mobilepro Corp. and DFW Internet Services, Inc., which includes ShreveNet.

(a)   To record the acquisition for DFW Internet  Services,  which occurred June
      2004.

(b) There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

                                                                    Year Ended
                                                                  March 31, 2004
                                                                  --------------

Mobilepro's. weighted average shares outstanding..............      111,591,658
     Before acquisition

Shares issued in acquisition of DFW Internet Services, Inc....          878,816

Mobilepro's weighted average shares outstanding...............      112,470,474
     After acquisition

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